UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2011

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34892 (Commission File Number)	27-2377517 (IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250
Lexington, Kentucky 40503
(Address of principal executive office) (Zip Code)

(859) 389-6500
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Previously, on March 18, 2011, Rhino Resource Partners LP (the “Partnership”) announced that Rhino Eastern LLC (“Rhino Eastern”), a joint venture in which Rhino Resource Partners LP owns a 51% membership interest and serves as manager, received two imminent danger orders from the Mine Safety and Health Administration (“MSHA”) under Section 107(a) of the Mine Safety and Health Act of 1977 for its Eagle #1 Mine. Production at the Eagle #1 Mine had been temporarily idled.

On April 8, 2011, Rhino Eastern announced via press release that MSHA had terminated the imminent danger orders, allowing Rhino Eastern to resume production at the Eagle #1 Mine.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01   Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

	By:	Rhino GP LLC,
Its General Partner
Dated: April 8, 2011
	By:	/s/ Joseph R. Miller
Name: Joseph R. Miller Title: Vice President, Secretary and General Counsel

EXHIBIT INDEX

99.1	Press Release dated April 8, 2011.